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                                                                  EXHIBIT 10.23

                              PAGING NETWORK, INC.

                         1992 DIRECTOR COMPENSATION PLAN
                     (AS AMENDED AND RESTATED APRIL 22, 1998)


         1. PURPOSE. The purpose of this Plan is to advance the interests of PAGING NETWORK INC. (the "Company") by providing an opportunity for non-employee directors of the Company to purchase Common Stock of the Company through the exercise of options granted under the Plan and, on an elective basis, to (i) receive grants of options on shares or shares in lieu of directors fees, and
(ii) defer receipt of director fees until a date, and in a manner, determined by each director.

         2. EFFECTIVE DATE. This 1992 Stock Option Plan for Directors (the "Plan") became effective on May 21, 1992 (the "Effective Date"), the date it was adopted by the Board of Directors of the Company (the "Board") and approved by the stockholders of the Company. The Plan was amended and restated by the Board on January 9, 1997, subject to stockholder approval, which was given on May 22, 1997, and was further amended by the Board on December 10, 1997 and April 22, 1998.

         3. STOCK SUBJECT TO THE PLAN. Awards of Common Stock and options to purchase shares of the $.01 par value common stock of the Company ("Common Stock") may be granted under the Plan. At no time shall the number of shares of Common Stock then outstanding which are attributable to the grant of shares under the Plan or the exercise of options granted under the Plan plus the number of shares then issuable upon exercise of outstanding options granted under the Plan exceed 750,000 shares, subject, however, to the adjustment provisions of Paragraph 9 of the Plan. Any shares subject to an option which for any reason expires or is terminated unexercised as to such shares may again be the subject of an option under the Plan. The shares delivered under the Plan may, in whole or in part, be either authorized but unissued shares or issued shares reacquired by the Company.

         4. OPTIONS.


            (a)     Nonelective Grants.

                    (i) Initial Election. On the day of a person's initial election as a director, each eligible director who is not an employee of the Company shall receive an option to purchase 45,000 shares of Common Stock.

                    (ii) Subsequent Grants. On the day immediately following the date on which an eligible director's most recently granted option under this Plan (other than as an Elective Grant, defined in subsection (b) below) has become exercisable in full, such director shall receive a further option to purchase 45,000 shares of Common Stock.




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            (b)     Elective Grants.


                    (i) Grant & Conditions Thereto. Subject to the following qualifications, any eligible director shall receive a grant under the Plan of either (x) that whole number of shares of Common Stock having a fair market value equal to or most nearly approaching the amount of the director's annual retainer and meeting fees, as the case may be, as and when otherwise payable in cash or (y) an option, granted on the second Monday of January beginning in January, 1997, to purchase that whole number of shares of Common Stock resulting in an option having a value, determined under the method and assumptions for valuing options most recently employed for purposes of the Company's annual proxy statement to stockholders, equal to or most nearly approaching the amount of the director's annual retainer fee for the year and the meetings fees payable to the director assuming his attendance at each of the Board meetings, and meetings of committees of the Board of which he is a member, for the coming year. Grants of shares or options pursuant to this Section 4(b) are here referred to as "Elective Grants."


                    (ii) Election Procedures. To receive an Elective Grant with respect to any calendar year's retainer and meetings fees, a director must elect in writing to receive shares or options in lieu of the Company's payment in cash of the directors' annual retainer and meeting fees for such year. Any such election shall be made by written notice to the Company to forego any cash payment of the retainer and meeting fees taken into consideration in determining the number of shares subject to such Grant, such notice to be given prior to the beginning of that calendar year (or on or prior to May 22, 1997, in the case of Elective Grants to otherwise be made in respect of 1997). Such election shall not affect his or her right to cash compensation in accordance with the Company's director compensation policies as in effect from time to time for any number of Board or committee meetings attended in a calendar year in excess of the number taken into account in determining the number of shares subject to an Elective Grant in option form made to the director in January of that year. Such election shall specify whether the director wishes to receive an Elective Grant of shares, or of options, as provided above. Combinations of shares and options for the same calendar year are not permitted. Each such election shall be irrevocable as to a calendar year once that year begins, except that in the event the stockholders should fail to approve this amended and restated Plan, all such elections shall be immediately revoked and the director promptly paid in cash any fees theretofore withheld pursuant to such election. Any such election may be of continuing effect, i.e., to carry over from year to year, until revoked as to a year or years subsequent to the year in which revoked.

               (c) Effect of Lack of Shares. In the event that on any date on which shares or options are to be granted hereunder, there is not a sufficient number of shares available to implement fully the grants then to be made, then each such director entitled to a grant at such time shall receive a pro rata portion of the grant contemplated



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by the preceding provisions. In addition, if the grants which are to be made but cannot be fully implemented are Elective Grants, then the director's agreement to forego fees shall be deemed automatically revoked to the same extent.

     5. ADMINISTRATION. The Plan shall be administered by the Stock Option/Compensation Committee of the Board (the "Committee"). The members of the Committee shall be elected by the Board, which shall have the discretion to remove any member of the Committee for any reason. Subject to the provisions of the Plan, the Committee shall have full power to construe and interpret the Plan and to establish, amend and rescind rules and regulations for its administration. Any decisions made with respect thereto shall be final and binding on the Company, any director receiving grants hereunder and all other persons.

     6. DURATION OF THE PLAN. This Plan shall terminate on January 20, 2002 unless terminated earlier pursuant to Paragraph 10, and no options or shares may be granted thereafter;

     7. ELIGIBILITY. Any person who is a director of the Company and who is not an employee of the Company and who has not been an employee of the Company during the 24 months preceding the date of grant is eligible to have an option granted to him or her and to elect to receive Elective Grants.

     8. TERMS AND CONDITIONS OF OPTIONS. Options granted under the Plan shall be evidenced by stock option agreements in such form and containing such terms and conditions as the Committee shall determine; provided, however, that such agreements shall evidence among their terms and conditions the following:


          (a) Price. The purchase price per share of Common Stock payable upon the exercise of each option granted hereunder shall be 100% of the fair market value of the stock on the day the option is granted or, in the event there is no fair market value available on the day the option is granted, on the date next following the day the option is granted for which a fair market value is available.

          (b) Number of Shares. Each option agreement shall specify the number of shares to which it pertains.

          (c) Exercise of Options. In general, each option grant shall be exercisable for the full amount or for any part thereof and at such intervals or in such installments as the Committee may determine at the time it grants such option; provided, however, that no option shall be exercisable with respect to any shares later than ten years after the date of the grant of such option. However, Elective Grants of options shall become exercisable as to one-twelfth, two-twelfths, and so on, of the number of shares covered by each such Grant (or the nearest lower number of whole shares, if less) on the last day of the first through twelfth calendar months to end subsequent to the date such Grant was made (including the January in which such grant was made). Notwithstanding the foregoing, no option grant pursuant to this amended and restated Plan, Elective Grant




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or otherwise, may be exercised until the shareholders of the Company shall have approved this amended and restated Plan.


          (d) Notice of Exercise and Payment. An option shall be exercisable only by delivery of a written notice to the Company's Treasurer or any other officer of the Company designated by the Committee to accept such notices on its behalf, specifying the number of shares for which it is exercised. If shares to be purchased are not at that time effectively registered under the Securities Act of 1933, as amended, the optionee shall include with such notice a letter, in form and substance satisfactory to the Company, confirming that the shares are being purchased for the optionee's own account for investment and not with a view to distribution and acknowledging the consequences for resale of absence of registration. Payment shall be made in full at the time the option is exercised. Payment shall be made by (i) check, (ii) if permitted by the Committee and stated in the option agreement, by delivery and assignment to the Company of shares of Common Stock having a value equal to the option price, (iii) if permitted by the Committee, by delivery of a written notice stating that a market sell order has been placed with a broker with respect to shares of Common Stock issuable upon exercise of the option and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate exercise price of the option or the portion thereof so exercised, or (iv) by a combination of (i) and (ii). The value of the Common Stock for such purpose shall be its fair market value as of the date the option is exercised, as determined in accordance with procedures to be established by the Committee.

          (e) Withholding Taxes; Delivery of Shares. The Company's obligation to deliver shares of Common Stock under the Plan or upon exercise of an option, in whole or in part, shall be subject to the optionee's satisfaction of all applicable federal, state and local tax withholding obligations.

          (f) Non-Transferability. No option shall be transferable by the optionee otherwise than by will or the laws of descent and distribution, and each option shall be exercisable during the optionee's lifetime only by the optionee (or the optionee's guardian or legal representative).

          (g) Termination of Options. Each option agreement shall contain provisions for the termination of the options granted thereunder if the optionee ceases for any reason to be a director of the Company no more favorable to the optionee than the following:

               (i) if the optionee ceases to be a director of the Company for any reason other than disability or death, he may at any time within a period of three months after he ceased to be a director exercise each of his options to the extent that the option was exercisable by him on the date on which he ceased to be a director;



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               (ii)   if the optionee ceases to be a director of the Company
         because of disability within the meaning of Section 22(e)(3) of the Code, he may at any time within a period of one year after such termination exercise his option to the extent that the option was exercisable by him on the date he ceased to be a director; and


               (iii) if the optionee dies at a time when he might have exercised the option, then his estate, personal representative or beneficiary to whom it has been transferred pursuant to Paragraph 8(f) hereof may, at any time within a period of one year after the optionee's death, or the termination of the option pursuant to this Plan, whichever is earlier, exercise it to the extent the optionee might have exercised it at the time of his death.

            (h) Rights as Stockholder. An optionee shall have no rights as a stockholder with respect to any shares covered by his option until the date the option has been exercised and the full purchase price for such shares has been received by the Company.

     9. STOCK DIVIDENDS; STOCK SPLITS; STOCK COMBINATIONS; RECAPITALIZATIONS. Appropriate adjustment shall be made in the maximum number of shares of Common Stock subject to the Plan and in the number, kind, and option price of shares covered by outstanding options granted hereunder to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the effective date of the Plan.

     10. MERGER; SALE OF ASSETS; DISSOLUTION. Notwithstanding anything to the contrary contained in this Plan, in the event of a "Change of Control," as defined herein, every option outstanding hereunder will become immediately exercisable in full. In the event of a change in the Common Stock resulting from a merger or similar reorganization, the number and kind of shares which thereafter may be optioned and sold under the Plan and the number and kind of shares then subject to options granted hereunder and the price per share thereof will be appropriately adjusted, in such manner as the Committee may deem equitable, to prevent substantial dilution or enlargement of the rights available or granted hereunder.

            A "Change of Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:


            (a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of PageNet representing 25% or more of the combined voting power of PageNet's then outstanding securities (not including in such securities beneficially owned by such Person any securities acquired directly from PageNet), other than any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (c) below; or

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            (b)  the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who on the date hereof constitute the Board, and any new director whose appointment or election by the Board or nomination for election by PageNet's shareowners was approved or recommended by at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended (other than a new director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of PageNet); or

            (c) there is consummated a merger or consolidation of PageNet or any direct or indirect subsidiary of PageNet with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of PageNet outstanding immediately prior to such merger or consolidation continuing to represent, in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of PageNet, at least 65% of the combined voting power of the securities of PageNet or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation (either by remaining outstanding or by being converted into voting securities of the surviving entity or parent thereof), or (ii) a merger or consolidation effected to implement a recapitalization of PageNet, or similar transaction, in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of PageNet representing 25% or more of the combined voting power of PageNet's then outstanding securities (not including in the securities Beneficially Owned by such Person any securities acquired directly from PageNet); or

            (d) the shareowners of PageNet approve a plan of complete liquidation or dissolution of PageNet or there is consummated an agreement for the sale or disposition by PageNet of all or substantially all of PageNet's assets, other than a sale or disposition by PageNet of all or substantially all of the PageNet's assets to an entity, at least 65% of the combined voting power of the outstanding securities of which are owned by shareowners of PageNet in substantially the same proportions as their ownership of PageNet immediately prior to such sale.

            Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Common Stock of PageNet immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of PageNet immediately following such transaction or series of transactions.

            For purposes of this Section 10, (a) "Person" shall mean any person or entity other than (1) any employee plan established by PageNet, (2) PageNet or any of its affiliates (as defined in Rule 12b-2 promulgated under the Exchange Act), (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by shareowners of PageNet in



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substantially the same proportions as their ownership of PageNet and (b)
"Beneficial Owner" shall have the meaning set forth in Rule 12d-3 under the Exchange Act.

     11.    TERMINATION OR AMENDMENT OF PLAN.

            (a) The Board may at any time terminate the Plan, or make such changes in or additions to the Plan as it deems advisable without further action on the part of the stockholders of the Company, provided: (i) that no such termination or amendment shall adversely affect or impair any then outstanding option or any shares at the time subject to options without the consent of the optionee holding such option; (ii) no amendment shall adversely affect any director's or beneficiary's rights to any director compensation deferred under this Plan, without his consent, with respect to amounts credited prior to such amendment; and (iii) that any such amendment which requires stockholder approval in order to comply with applicable provisions of the Code, rules promulgated pursuant to Section 16 of the Securities Exchange Act of 1934, applicable state law, or NASD or exchange listing requirements shall be subject to approval by the stockholders of the Company within one year from the effective date of such amendment and shall be null and void if such approval is not obtained.

            (b) Upon termination of the Plan, the remaining balance of the directors' Deferred Compensation Accounts (as defined in Section 13 below) shall be paid to the directors (or to their respective beneficiaries, as the case may be), in lump sums as soon as practicable but no more than thirty (30) days following the termination of the Plan.

     12. DEFERRED ELECTIONS. Upon a director's election to the Board (or on or prior to May 22, 1998, in the case of Deferral Elections to be made in respect of 1998), and on or prior to the first day of each fiscal year of the Company thereafter until a director ceases to be a director of the Company, each director shall execute and file an annual election document (the "Deferral Election") with the Treasurer of the Company, specifying whether or not such director's annual retainer and meeting compensation for the year for which the election is to be effective is to be deferred and if so, the investment option to which the deferral shall be credited and the form, method and timing of distribution of the deferrals. The Deferral Election shall control the distribution of all amounts deferred pursuant to the Deferral Election and shall be irrevocable as to such amounts. A Deferral Election must be made for each year a director remains a director of the Company. Directors electing to defer annual retainer and meeting compensation for any year may not make an election under Section 4(b) of the Plan for such year, and any prior election made under
Section 4(b) shall have no effect on such deferred amounts. If a director fails to execute and file a Deferral Election for any year, the director's annual retainer and meeting compensation for that year would be paid to him as earned, without deferral, pursuant to his election under Section 4(b) of the Plan.



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            (a)  Deferrals shall be no less than one hundred percent (100%) of all compensation payable to a director in the year he elects to defer. In addition, each director shall elect in his Deferral Election the percent of the deferral that shall be credited among the deferral options (the "Deferred Options") described below:

                  (i) credits ("Investment Fund Credits") equivalent to amounts invested in such investment fund that is selected by the Committee for this purpose, or in any other or additional fund or funds as the Committee shall determine (each an "Investment Fund," and together the "Investment Funds"); and


                  (ii) share units ("Share Units"), a unit equivalent to a share of Common Stock of the Company (the "Common Stock").

         Directors may elect to transfer their deferred compensation from one Deferral Option to a different Deferral Option, including transferring Investment Fund Credits from one Investment Fund to a different Investment Fund; provided, however, that in no event may any such election become effective sooner than six (6) months following the effective date of any prior transfer election. A transfer election pursuant to this Subsection 12(a) shall be made in the form of a document prescribed by the Committee to be executed by the director and filed with the Treasurer of the Company.

         Notwithstanding the foregoing, the Committee may, from time to time, discontinue any of the Investment Funds described in clause (i) above. In such event, each director shall execute an election in the form of a document prescribed by the Committee and filed with the Treasurer of the Company, to transfer the amounts deferred in the discontinued Investment Fund to such other Deferral Options as the Committee shall make available at such time. In the event that the director shall fail to timely elect a new Deferral Option, such amounts shall be transferred to a Deferral Option that the Committee deems appropriate.


            (b) Directors shall elect on the Deferral Election the form, method and timing of distribution of amounts deferred hereunder. Distributions under this Section 12 shall begin as soon as practicable following the date specified in each director's Deferral Election, but may not begin earlier than thirty (30) days after the date on which a director ceases to be a director for any reason; provided, however, that in no event may distribution commence later than thirty
(30) days after the date on which a director attains age seventy (70). Such payment shall be made, pursuant to the director's election in the Deferral Election, (i) in the form of a lump-sum payment or (ii) in substantially equal annual installments over a period not to exceed fifteen (15) years. If a director elects installment payments, the unpaid balance thereof shall continue to accrue interest, earnings and dividend equivalents, computed in accordance with the provisions of Section 13 below, and shall be prorated and paid over the installment period. Notwithstanding the foregoing, in the event a director ceases to be a director of the Company for any reason other than retirement or his death, the total amount credited to his Deferred Compensation Account as of such


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date shall be payable to the director in a lump sum as soon as practicable following such date.

     A director may change his prior distribution election at any time, and from time to time; provided, however, that any such distribution election shall not become effective until the first (1st) anniversary of the date such distribution election is made; and provided, further, that no distribution election with respect to the distribution of amounts attributable to any deferral will be effective if the director is, or is scheduled to be, receiving distributions with respect to such deferral within one (1) year following the date such subsequent distribution election is made. In the event an election does not become effective, the prior valid election of such director shall govern the form, method and timing of distribution.

     A director shall elect on the Deferral Election, with respect to Share Units, to receive amounts so credited in cash, in shares of Common Stock, or in any combination thereof.

     The amount to be paid in cash with respect to distributions of Share Units shall be equal to the product of (a) the number of Share Units in respect of which payment is to be made, and (b) the price of a share of Common Stock on The Nasdaq Stock Market during such period immediately preceding the date of distribution, as the Company shall determine.


            (c) If a director fails to make a valid timely election with respect to method of payment, the director shall receive the total amount credited to his Deferred Compensation Account in ten (10) substantially equal annual installments. If a director fails to make a valid timely election with respect to timing of payment, distribution shall commence thirty (30) days after the date on which the director attains age seventy (70). If a director fails to make a valid timely election with respect to whether payment shall be in cash or in shares of the Common Stock, those amounts credited as Share Units shall be distributed in shares of Common Stock, and all other amounts credited shall be distributed in cash.

            (d) In the event a director dies prior to the distribution of any or all of such director's Deferred Compensation Account, all amounts credited to such account shall be paid to the beneficiary designated in writing at any time or from time to time by the director with the approval of the Company or, failing such a designation, to the spouse, children (per stirpes), parents or estate (in that order) of the director (all such entities being herein included within the term "beneficiary"). Such distribution shall be made in the form and at such time as was applicable to the director; provided, however, that the director's beneficiary may elect to receive the balance of the director's Deferred Compensation Account in an immediate lump-sum distribution, and in the form of cash or in shares of Common Stock, or in a combination thereof.



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     13.    DEFERRED ELECTION CREDITS. During such period as amounts are standing to the credit of a director hereunder, with respect to each such director, the Company shall credit to a book reserve account (the "Deferred Compensation Account") established for this purpose the amount deferred by such director under Section 12 above.

            (a) Amounts credited to a director's Deferred Compensation Account with respect to each Investment Fund shall be credited with interest and earnings (including gains and losses) equivalent to the amounts that would have accrued during such period had the amount so credited been actually invested in such Investment Fund. Interest and earnings on such amounts shall be computed from the date such deferrals are credited to the Deferred Compensation Account through the date of distribution to a director or his designated beneficiary, in accordance with Subsection 12(d) above.

            (b) If amounts are deferred as Share Units, then the number of such Share Units shall be determined on the basis of the price of the Common Stock on The Nasdaq Stock Market during such period immediately preceding and/or immediately following the date the Share Units are credited, as the Company shall determine.

            (c) As of each payment date for dividends, if any, on Common Stock with respect to which Share Units are standing to the credit of a director until the director's entire Deferred Compensation Account has been distributed, such Deferred Compensation Account shall be credited with dividend equivalents equal to the sum of all cash dividends, if any, that such director would have received on such date, had the director been the owner of a number of shares of Common Stock equal to the number of Share Units in the director's Deferred Compensation Account on the record date for such dividend. The amount so credited shall be converted into additional Share Units with the number of Share Units being determined on the basis of the price of Common Stock on The Nasdaq Stock Market during such period immediately preceding and/or immediately following the payment date for the dividend, as the Company shall determine.

     14.    DEFERRED ELECTION -- MISCELLANEOUS.

            (a) Title to, and beneficial ownership of, any assets, whether in cash or otherwise, that the Company may designate to pay the deferred compensation hereunder shall at all times prior to payment remain an asset of the Company, and neither a director nor his designated beneficiary shall have any property interest whatsoever in any specific assets of the Company.

            (b) If the director so requests and if the director provides satisfactory evidence of financial hardship, the Company may, in its sole and absolute discretion, permit a distribution of all or a portion of the director's Deferred Compensation Account prior to the date on which payments would have commenced under Section 12 hereof.


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            (c)  If the Company shall be adjudicated or determined to be insolvent by a court of competent jurisdiction, either in bankruptcy or otherwise, the amount credited to each director's Deferred Compensation Account on the date of such proceeding shall constitute a debt of the Company to each such director in any such proceeding.

            (d) Except as otherwise required by applicable law, no rights under the Plan as to deferred compensation, contingent or otherwise, shall be assignable or subject to any encumbrance, pledge or charge of any nature, except that, under such rules and regulation as the Company may establish, a director may designate a beneficiary to receive, in the event of death, any amount that would otherwise have been payable to such director or that may become payable on account of, or following, his death except that, if any amount shall become payable to the executor or administrator of such director's estate, then such executor or administrator may transfer the right to the payment of any such amount to the person, persons or entity (including a trust) entitled thereto under the will of such director or, in case of intestacy, under the laws relating to intestacy. Directors shall not have any interest in any funds or specific assets of the Company, except as expressly provided herein.

            (e) Nothing contained in this Plan and no action taken pursuant to the provisions of this Plan shall create or be construed to create a trust of any kind or fiduciary relationship between the Company and a director, his designated beneficiary, or any other person. To the extent that any person acquires a right to receive payments from the Company under this Plan, such rights shall be no greater than the right of any unsecured general creditor of the Company.

     15. INTERPRETATION. The Company intends that transactions under this Plan will be exempt under amended Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, unless otherwise determined by the Company.




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